                                                                     EXHIBIT 2.9


                                 AMENDMENT NO. 1
                TO THE SHARE AND DEBT PURCHASE AND SALE AGREEMENT
                             DATED DECEMBER 15, 1998
                             -----------------------



         The Share and Debt Purchase and Sale Agreement dated December 15, 1998 entered into between Valfond (as defined therein) and OAF (as defined therein) is hereby amended as follows:

1.       Amendment to Article 8.3 - Termination

         The date of January 15, 1999 referred to in paragraph (a)(i) of Article
         8.3 is replaced by January 21, 1999.


Dated:   December 28, 1998


Signed                                            Signed



-----------------------------                     ------------------------------
Herve Guillaume                                   Rex E. Schlaybaugh, Jr.
on behalf of Valfond                              for Oxford Automotive, Inc.
                                                  in the name and on behalf of
                                                  Oxford Automotive France SAS

                                 AMENDMENT NO. 2
                TO THE SHARE AND DEBT PURCHASE AND SALE AGREEMENT
                             DATED DECEMBER 15, 1998
                             -----------------------



         The Share and Debt Purchase and Sale Agreement dated December 15, 1998 entered into between Valfond (as defined therein) and OAF (as defined therein), as amended by the Amendment No. 1 dated December 28, 1998 between Valfond and OAF (the "Amendment No. 1"), is hereby amended as follows:

1.       Amendment to Article 8.3 - Termination

         The date of January 21, 1999 referred to in paragraph (a)(i) of Article
         8.3 as amended by the Amendment No. 1 is replaced by February 5, 1999.


Dated:   January 20, 1999


Signed                                            Signed



-----------------------------                     -----------------------------
Herve Guillaume                                   Rex E. Schlaybaugh, Jr.
on behalf of Groupe Valfond S.A.                  for Oxford Automotive, Inc. in
                                                  the name and on behalf of
                                                  Oxford Automotive France SAS